Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED

RESTATED DELIVERY NETWORK AGREEMENT
BETWEEN OLO INC. AND DOORDASH, INC.

This Restated Delivery Network Agreement (“Restated Agreement”) is entered into and made effective as of April 1, 2021 (“Effective Date”) by and between DoorDash, Inc., a Delaware corporation, and its Affiliates, located at 303 2nd Street, South Tower, Suite 800, San Francisco CA 94107 (“DoorDash”), and Olo Inc. f/k/a Mobo Systems, Inc., a Delaware corporation, located at 285 Fulton Street, 82nd Floor, New York, NY 10004 (“Olo”). This Restated Agreement cancels, revokes, and supersedes the Delivery Network Agreement between the parties dated as of March 30, 2017, as amended, (including the Rails Network Addendum dated March 30, 2017, and Addendum No. 1 to Delivery Network Agreement dated November 15, 2017, and Amendment to Delivery Network Agreement dated November 12, 2020), and the Rails Agreement between Olo and Square, Inc. dated as of April 3, 2017 and the Caviar API Terms of Service between Olo and Square, Inc. (d/b/a “Caviar”) dated as of June 7, 2017. Any reference to DoorDash herein will also include DoorDash’s wholly owned subsidiary, Caviar.

RECITALS

1.Olo offers white label digital ordering and delivery applications (the “Olo Licensed Applications”) for multi-location restaurants (the “Merchant(s)”);
2.DoorDash offers a proprietary system (the “DoorDash Platform”) which allows DoorDash customers to place orders (via online properties and mobile applications) for products provided by restaurants, which products are picked up from Merchant stores and delivered to end-customers through DoorDash’s Delivery Service Platform;
3.Olo has developed the Dispatch API (as defined below) and desires to offer access to the Dispatch API to DoorDash pursuant to the terms and conditions herein;
4.The Parties entered into a Delivery Network Agreement on March 30, 2017, Rails Network Addendum dated March 30, 2017, and Addendum No. 1 to Delivery Network Agreement dated November 15, 2017 (the “2017 Agreement”);
5.Square, Inc. entered into an API Terms of Service with Olo on June 7, 2017 and a Rails Agreement on April 3, 2017 to allow Caviar LLC to use Olo’s services (the “Caviar Agreements”)
6.DoorDash acquired Caviar LLC in 2019; and
7.The Parties now wish to cancel, revoke, and supersede the 2017 Agreement and the Caviar Agreements in their entirety by this Restated Agreement, and for the avoidance of doubt the Caviar Agreements shall be terminated hereby.

AGREEMENT

NOW, THEREFORE, the Parties agree as follows:

A.Definitions

Affiliate means an entity which, directly or indirectly, owns or controls, is owned or is controlled by, or is under common ownership or control with a party. As used herein, “control” means the power to direct the management or affairs of an entity, and “ownership” means the beneficial ownership of 50% or more of the voting equity securities or other equivalent voting interests of the entity.

Available Delivery Platforms shall mean the Delivery Service Platforms who have created a Profile on the Olo Licensed Applications, are available to be selected by Merchant and are authorized to make deliveries to End Users in a given Delivery Area on behalf of a Merchant.

API shall mean an application programming interface and associated tools that allows information to be exchanged between two applications.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED

Dashers shall mean third-party delivery service providers who cover specific Delivery Area(s) that comprise a portion of the Territory, have their own vehicles, connect to the DoorDash Applications, and pick up the Product from the Merchant store location and deliver it to the End User location.

Delivery Area shall mean the area(s) in which Dashers, using the DoorDash Applications, provide service to End Users.

Delivery Fees shall mean the fees received by Olo from a Merchant based on: [***].

Delivery Guidelines shall mean the rules and responsibilities associated with the delivery of the Product to the End User, including the refund protocol, as further specified in Exhibit C of this Restated Agreement.

Delivery Services shall mean the delivery of a Product of a Merchant to an End User as requested by an End User in accordance with the terms of this Agreement.

Delivery Service Platforms shall mean the providers of technology platforms that offer the delivery of Products, using their own employees or independent delivery couriers, accessed and used by delivery couriers, who cover a specific Delivery Area(s) that comprise a portion of the Territory and are available to pick up the Product from the Merchant store location and deliver it to the End User-specified location. For the avoidance of doubt, DoorDash is deemed a Delivery Service Platform.

Dispatch shall mean any services or technology that Olo provides through the Olo Dispatch API.

DoorDash Applications shall mean the DoorDash Delivery Service Platform accessed and used by Dashers to fulfill deliveries.

End User(s) shall mean the consumers who access the Merchant’s Olo Licensed Applications for the purpose of placing a digital order for delivery.

Olo Licensed Applications shall mean the software and systems that are developed and used by Olo to provide digital order solutions and services to its customers generally, including any associated application program interfaces and technology and any enhancements or modifications thereto.

Olo Dispatch API (or “Dispatch API”) shall mean the API that will allow a Delivery Service Platform to create a Profile and exchange information with the Olo Licensed Applications in order to respond to and receive orders from a Merchant for Delivery Services.

Personal Information (or “PII”) shall mean any personally identifiable information related to an End User that is processed by either Party.

Product shall mean the food and/or beverage order from the End User for delivery from Merchant locations.

Profile means the information provided by a Delivery Service Platform for review by Merchant in order to allow Merchant the information necessary to decide whether the Merchant wants to use

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that Delivery Service Platform, including, but not limited to insurance information, use of independent contractor delivery drivers, indemnification obligations, pricing information, driver standards, and other characteristics as may be added from time to time.

Selected Delivery Platform means an Available Delivery Platform that has been selected by Merchant to be eligible to bid on delivery orders for Products for that Merchant in the Delivery Area.

Territory shall mean [***].

B.Profiles.

1.Completion of Profile. As a condition of being eligible to respond to requests for Delivery Services from a given Merchant and receiving the Delivery Fees, DoorDash must complete the Profile that accurately and completely provides the information requested in the Profile.

2.Accuracy of Profile. DoorDash represents and warrants that all information provided in the Profile is true, correct and complete and will remain true, correct and complete during the Term of this Agreement. DoorDash agrees to update its Profile at all times to the extent the information in the Profile changes.

3.No Guarantee of Selection. Completion of a Profile does not guarantee that DoorDash will be eligible to respond to a given Merchant’s request for Delivery Services. In order to be eligible to respond to requests for Delivery Services for a given Customer, DoorDash must be selected by the Merchant as a “Selected Delivery Service Provider.” Once the Merchant selects DoorDash as a Selected Delivery Service Provider, DoorDash will be eligible to respond to deliveries for those Merchants in the relevant Delivery Areas in the Territory.

C.Delivery and Responding.

1.[***].

2.Responding. Merchants may seek a bid for the delivery of its Product(s) to a given End User as ordered by that End User through the Olo Licensed Applications. Each Available Delivery Platform who is available to make a delivery in a given Delivery Area may respond to the request for a delivery and the delivery order will be assigned in accordance with the criteria set by Merchant. If DoorDash does not meet a Merchant’s criteria, then DoorDash will not be awarded the order for the Delivery Services for that End User’s order.

3.No Guarantees. Nothing in this Restated Agreement guarantees that: (a) DoorDash will be selected by any Merchant as a Selected Delivery Platform for that Merchant or (b) DoorDash will receive any orders for Delivery Services. DoorDash acknowledges and agrees that there are no guarantees of any orders being placed or of DoorDash being selected by a Merchant as a Selected Delivery Platform.

D.API License; Proprietary Rights

1.Olo Dispatch API License. Subject to DoorDash’s compliance with the terms of this Restated Agreement, Olo hereby grants to DoorDash a non-exclusive, royalty-free, non-assignable, non- transferable, non-sublicensable, revocable, limited, and fully paid-up license to access and use the Olo Dispatch API solely for the purposes of: (a) providing data to DoorDash through the Olo Dispatch API for use by DoorDash in accordance with the terms of this Restated Agreement; and (b) obtaining data made available by Olo through the Olo Dispatch API for use by DoorDash in accordance with the terms of this Restated Agreement. Olo owns and retains all right, title, and interest in the intellectual property rights and proprietary

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED

rights, in and to the Olo Dispatch API and the Olo Licensed Applications. All rights not specifically conveyed are retained by Olo.

2.License Restrictions. DoorDash will not and will not permit or authorize any third-party to: (a) sell, license, rent, resell, lease, assign (except as permitted herein), transfer, or otherwise commercially exploit the Olo Dispatch API; (b) circumvent or disable any security other technological features or measures of, or otherwise gain or attempt to gain unauthorized access to the Olo Dispatch API; (c) reverse engineer, disassemble, decompile or otherwise attempt to derive the source code or the underlying ideas, algorithms, structure or organization of the Olo Dispatch API; (d) create derivative works of or otherwise modify the Olo Dispatch API; (e) use the Olo Dispatch API in any manner or for any purpose that violates any law or regulation; and (f) use the Olo Dispatch API for a reason other than as specifically provided or intended under this Restated Agreement.

3.Reservation of Rights; No Other Licenses. As between DoorDash and Olo, DoorDash hereby acknowledges and agrees that Olo owns all right, title and interest, including all copyrights and other intellectual property and proprietary rights, in and to the Olo Dispatch API, all computer documentation and other work product authored or prepared by Olo with regards to the Olo Dispatch API (collectively, “Olo IP”). [***]. DoorDash hereby acknowledges and agrees that Olo owns all right, title, and interest, including all copyrights and other intellectual property and proprietary rights, in and to all data transmitted through, or collected by, the Olo Dispatch API that concerns Merchant restaurant orders. Each party agrees that with respect to PII, it will use and disclose PII only to the limited extent necessary to fulfill its obligations under the Restated Agreement or as required by law.

4.Trademark License. Each party acknowledges that the ownership, right, title and interest in and to the other party’s trademarks rests with the other party, and both parties agree that neither will do anything inconsistent with such ownership. During the Term, each party (“Grantor”) hereby grants to the other party (“Grantee”) a non-exclusive, non-sublicensable, non- transferable, revocable right to use the Grantor’s trademarks, service marks, logos, trade names, trade dress and URLs (“Trademarks”) for the purposes contemplated hereby, provided that the Grantee obtains prior written approval from the Grantor for each use. Each party shall abide by any Trademark usage guidelines made available by the other party. Neither party shall use the other party’s Trademarks in any way that would disparage or injure the other party’s reputation.

E.Parties’ Obligations

1.Olo Obligations. Olo will provide access to DoorDash and maintain use of the Olo Dispatch API to transmit delivery orders to DoorDash on behalf of Olo’s Merchants and their respective End Users.

2.DoorDash Obligations. DoorDash will integrate into the Olo Dispatch API to facilitate supporting delivery requests from Olo Merchants in accordance to the following guidelines: (A) in compliance with all applicable laws and regulations; and (B) using the same level of care as it uses in providing delivery services for any of its other partners or client. DoorDash agrees to the Delivery Guidelines as attached hereto as Exhibit C. DoorDash will provide customer service for all orders accepted for delivery through the Olo Dispatch API. Specifically, DoorDash will have a phone number and dedicated email address for Olo Merchants to call in the event there is an issue with any specific delivery. [***].

3.Mutual Obligations. Each party agrees not to perform any action with the intent of introducing to the party’s systems, products or services any viruses, worms, defect, Trojan horses, malware or any items of a destructive nature. Olo and DoorDash shall each use best efforts to meet the product commitments and timelines ascribed to such Party as set forth in the attached Exhibit B.

F.Data

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED

1.Olo Data. During the Term of this Restated Agreement, Olo hereby grants DoorDash a non-exclusive, non-transferable, royalty-free, fully paid-license (with right to sublicense) to access, store, process, and otherwise use the Collected Data (as defined below) and any other data that Olo provides or makes available to DoorDash under this Agreement (i.e. order-level data) (“Olo Data”) solely for the purposes of (A) providing and optimizing DoorDash delivery service response times; and (B) to improve the service, including, but not limited to, pricing and delivery time estimates. Olo hereby grants DoorDash a non-exclusive, non-transferable license (with right to sublicense) to store, process, and otherwise use the Olo Data for DoorDash’s internal business purposes.

2.Collected Data. Olo will collect certain limited data from Merchants (the “Collected Data”) to enable DoorDash to fulfill customer orders. In no event will Olo transmit to DoorDash any Collected Data which includes any customer payment information (including without limitation, customer credit card information), social security numbers, driver’s license numbers, personal identification numbers, or other highly sensitive personally identifiable information.

3.Use of Collected Data. DoorDash will use the Collected Data in compliance with its privacy policy and applicable privacy law. Notwithstanding anything to the contrary contained herein, DoorDash agrees that it will not and will not permit any third party (including any Dasher) to use the Collected Data, except to the extent necessary for DoorDash (or any Dasher) to fulfill customer orders or as otherwise permitted herein. For the avoidance of doubt, DoorDash will not, and will not permit any third party to, re-market to any End User who places an order through the Olo Dispatch API, and DoorDash will require in its agreement with any Dasher that such Dasher not use the Collected Data in any manner other than to fulfill the Delivery Services.

4.Data Protection

i)DoorDash will not use the Olo Data for any purpose other than as expressly permitted in this Restated Agreement. Each party will not make available, display, disclose, transfer, sell, rent, or lease any of the other party’s data, without the other party’s express written consent.
ii)To the extent Olo Data includes PII, Olo will obtain each applicable individual’s prior consent for the collection of the PII, as well as the use and sharing of such Pll consistent with the terms hereof, and all applicable laws.
iii)Olo will have in place a privacy policy that accurately and completely describes the collection, use, and sharing of PII and the purposes for which the Olo Data is collected, used and shared. Olo will comply with any applicable laws and regulations in connection with the PII and its privacy policy, including personal data protection and privacy laws and regulations.
iv)Each party will implement reasonable security measures to safeguard the other party’s data.
v)Each party reserves the right to require the other party to delete the first party’s data if the other party violates this Section 4.

G.Fees and Payment

1.Fees. Delivery Fees and the Rails service fee (collectively, “Fees”) to be paid in connection with this Restated Agreement and associated payment terms are set forth on Exhibit A. [***] except as may be expressly provided otherwise herein. Except as otherwise provided in Exhibit A, all Fees shall be paid in U.S. Dollars. The Fees payable under this Restated Agreement are [***] with respect to which DoorDash shall provide at least [***] advance written notice and reasonable documentation of the same; provided, however, that [***]; provided, further, that [***].

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2.Taxes. Olo shall pay any sales, use or value-added taxes imposed by any taxing authority with respect to the Rails service fees payable hereunder and Dispatch service fees related to this Restated Agreement, provided that Olo shall not be liable for any taxes related to DoorDash’s income or the Delivery Fees.

H.Confidential Information

1.The parties acknowledge and agree that in the course of fulfilling their obligations hereunder, or otherwise in connection with the activities contemplated, each party may receive or have access to information, data, or material of the other party that is its trade secret or commercially valuable to the other party, the subject of commercially reasonable efforts to maintain its confidentiality, or not known in the industry (“Confidential Information”). During and after the Term of this Restated Agreement, each party agrees not to: (A) disclose Confidential Information of the other party to any person other than its employees, agents or independent contractors, or legal advisors who have a need to know the same in connection with performance of this Restated Agreement, and who are under written obligations of confidentiality substantially similar to this Section H or bound by law or professional ethics to safeguard such information; and (B) use the Confidential Information of the other party for any purpose other than as necessary to perform its obligations under this Restated Agreement. The term “Confidential Information” includes, but is not limited to: (A) any and all versions of proprietary computer software and any documentation related thereto; (B) technical information concerning products and services, including product data and specifications including, but not limited to, the integration specifications, know-how, formulae, diagrams, flow charts, drawings, hardware configuration information, source code, object code, test results, processes, inventions, research projects and product development; (C) any and all versions of any designs, patents, trademarks, or copyrightable works, discoveries, formulae, processes, manufacturing techniques, trade secrets, inventions, improvements, ideas, business plans; (D) information concerning each party’s business plans or strategies, partner lists, and marketing programs; (E) any other information not generally known to the public or by actual or potential competitors of either party; or (F) any information that a reasonable person in the industry would deem as confidential or proprietary.
2.Each party agrees to treat the other party’s Confidential Information with at least the same manner as it treats its own Confidential Information (but in no event less than a reasonable degree of care), to take reasonable security precautions to safeguard the other party’s Confidential Information from theft or from access by unauthorized persons, to not use the other party’s Confidential Information in any way detrimental to such party, and to not, directly or indirectly, disclose or divulge the other party’s Confidential Information to any third party without the prior written consent of the other part, to not modify or reverse engineer the other party’s Confidential Information. Upon reasonable request from a party, the other party must delete or destroy such party’s Confidential Information and provide written confirmation of such.
3.The receiving party shall have no obligation with respect to Confidential Information of the other party that: (A) is or becomes publicly known through no wrongful act, fault or negligence of the receiving party; (B) was disclosed to the receiving party by a third party who was free of obligations of confidentiality to the party providing the information; or (C) is approved by disclosing party for release by the receiving party by express prior written authorization.
4.The parties acknowledge that this Restated Agreement is and contains Confidential Information that may be considered proprietary by one or both parties, and agree to limit distribution of this Restated Agreement to those employees of Olo and DoorDash with a need to know the contents of this Restated Agreement. In no event may this Restated Agreement be reproduced or copies shown to any third parties without the prior written consent of the other party, except as may be necessary by reason of legal, accounting, tax or regulatory requirements, in which event Olo and DoorDash agree to exercise reasonable diligence in limiting such disclosure to the minimum necessary under the particular circumstances. The parties further agree that where this Restated Agreement or its contents must be disclosed to any regulatory or statutory body, then the parties shall use their commercially reasonable efforts to seek undertakings from such regulatory or statutory body to prevent the disclosure of this Restated Agreement or its contents into the public domain.
5.Each party shall promptly notify the other party of any demand to disclose or provide Confidential Information received from any third party, including any government agency under lawful process, prior to

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disclosing or furnishing Confidential Information and shall take all reasonable actions to postpone any disclosure or provision of Confidential Information until the providing party has a reasonable opportunity to preclude or limit disclosure, and shall cooperate in seeking reasonable protective arrangements requested by the other party. Either party may disclose or provide Confidential Information of the other party requested by a government agency having jurisdiction over the party; provided that the party uses its commercially reasonable efforts to obtain protective arrangements satisfactory to the party owning the Confidential Information. The party owning the Confidential Information may not unreasonably withhold approval of protective arrangements.
6.The receiving party shall notify the disclosing party immediately upon becoming aware of any actual or suspected breach of the security of disclosing party’s Confidential Information. A breach of security refers to any known or suspected breach or default in the confidentiality, integrity, accuracy, security or privacy of disclosing party’s Confidential Information.
7.If a party uses or discloses or attempts to use or disclose any of the Confidential Information in contravention of this Restated Agreement, then in addition to other available remedies, the party who owns the Confidential Information shall have the right to injunctive relief enjoining any such use, disclosure or attempt to use or disclose, it being acknowledged that legal remedies are inadequate and irreparable injury would result from any use or disclosure of Confidential Information in contravention of this Restated Agreement.

I.Mutual Representations and Warranties

1.Each party represents and warrants that it has the legal power and authority to enter into this Restated Agreement and that no authorization or prior approval is required from any third-party in connection with the execution or performance of this Restated Agreement.
2.DoorDash represents and warrants that it will provide the DoorDash Applications in a manner consistent with general industry standards reasonably applicable to the provision thereof. Olo represents and warrants that it will provide the Olo Licensed Applications in a manner consistent with general industry standards reasonably applicable to the provision thereof.
3.Both parties represent and warrant that they are fully compliant with all applicable rules, regulations and laws applicable to PII.
4.Security. Without limiting the requirements of this Restated Agreement, both parties agree that to the extent any Confidential or Personal Information is exchanged, it shall be secured from unauthorized access, use, disclosure, loss and theft using industry standard security practices and technologies.
5.Without limiting the foregoing, each party represents and warrants that:

(a)Each party has in place a comprehensive, information security program designed to protect the information under its custody, management or control, including all PII. Each party’s information security program includes the following safeguards: (a) secure business facilities, data centers, servers, back-up systems and computing equipment; (b) network, device application, database and platform security; (c) secure transmission, storage and disposal; (d) encryption of Personal Information placed on any electronic notebook, portable hard drive or removable electronic media with information storage capability, such as compact discs, USB drives, flash drives, tapes; (e) encryption of Personal Information in transit; (f) segregating Personal Information from information of other clients so that such information is not commingled; and (g) personnel security and integrity including, but not limited to, background checks consistent with applicable law and the requirements of this Restated Agreement.

(b)Each party shall regularly, but in no event less than annually, evaluate the effectiveness of its information security program and shall promptly adjust and/or update such programs as reasonably warranted by the results of such evaluation.

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(c)All personnel of each party with access to Personal Information are provided appropriate information security and privacy training to ensure their compliance with each party’s obligations and restrictions under this Restated Agreement, with applicable laws and with each party’s information security program.

6.Breaches of Security. “Breach of Security” shall mean any accidental or unlawful destruction, loss, misuse, compromise, or unauthorized disclosure or unauthorized access to Personal Information that a party (“Receiving Party”) collects, generates or obtains from or on behalf of the other party (“Disclosing Party”), or any act or omission that compromises or undermines the physical, technical, or organizational safeguards put in place by the Receiving Party in processing such information or otherwise providing services under this Restated Agreement. If there is a Breach of Security, the Receiving Party will notify the Disclosing Party [***] and will provide such notice to the Disclosing Party by phone or email as listed here:

(a)In the case of DoorDash, contact [***] and copy [***].

(b)In the case of Olo, contact [***].

7.In the event of a Breach of Security, the parties will cooperate with one another to mitigate any harm and will take all steps reasonably necessary to isolate, investigate, and remediate the effects of such occurrence, ensure the protection of those End Users that are affected or likely to be affected by such occurrence, prevent the re-occurrence, and comply with applicable laws.

J.Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW), OR STATUTORY, AS TO ANY MATTER WHATSOEVER. THE OLO DISPATCH APIS, DOORDASH APPLICATION, AND OLO LICENSED APPLICATIONS, ARE EACH PROVIDED “AS IS” WITH NO WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND AND THE PARTIES EXPRESSLY DISCLAIM ANY AND ALL WARRANTIES AND CONDITIONS, INCLUDING ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AVAILABILITY, TITLE, AND NON-INFRINGEMENT.

K.Indemnification

1.DoorDash Indemnification. DoorDash shall indemnify, defend and hold harmless Olo and each of its subsidiaries and affiliates, and each of their respective past or present officers, directors, agents, servants, employees, stockholders, predecessors, successors or assigns against all third-party losses, damages, claims, liabilities, and expenses (including reasonable legal fees) incurred by Olo resulting from or relating to (or alleged to be resulting from or relating to): (i) any negligent, willful, or fraudulent acts or omissions of DoorDash (including any negligent, willful, or fraudulent acts or omissions of DoorDash’s employees, contractors, Dashers, or representatives hereunder); (ii) DoorDash’s breach of any representations or warranties under this Restated Agreement, including any exhibits or addenda; (iii) allegations that the use of the DoorDash Platform, or DoorDash Applications infringe, violate, or misappropriate any United States, patent, trademark, or copyright of a third party; provided, that (A) Olo notifies DoorDash promptly in writing of the claim in question, (B) DoorDash has sole control of the defense and all related settlement negotiations with counsel reasonably acceptable to Olo, and (C) Olo provides DoorDash with all commercially reasonable assistance, information and authority to perform the above at DoorDash’s expense. DoorDash shall have no indemnification obligations to Olo with respect to any losses, damages, claims, liabilities and expenses incurred by Olo resulting from or relating to Olo’s security filings, disclosures, and press releases.

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2.Olo Indemnification. Olo shall indemnify, defend and hold harmless DoorDash and each of its subsidiaries and affiliates, and each of their respective past or present officers, directors, agents, servants, employees, stockholders, predecessors, successors or assigns against all third-party losses, damages, claims, liabilities, and expenses (including reasonable legal fees) incurred by DoorDash resulting from or relating to (or alleged to be resulting from or relating to): (i) any negligent, willful, or fraudulent acts or omissions of Olo (including any negligent, willful, or fraudulent acts or omissions of Olo's employees, contractors, or representatives hereunder); (ii) Olo's breach of any representations or warranties under this Restated Agreement, including any exhibits or addenda; (iii) allegations that the use of the Olo Licensed Applications, Olo Dispatch API or Olo Rails API, infringe, violate, or misappropriate any United States, patent, trademark, or copyright of a third party; provided, that (A) DoorDash notifies Olo promptly in writing of the claim in question, (B) Olo has sole control of the defense and all related settlement negotiations with counsel reasonably acceptable to DoorDash, and (C) DoorDash provides Olo with all commercially reasonable assistance, information and authority to perform the above at Olo's expense. Olo shall have no indemnification obligations to DoorDash with respect to any losses, damages, claims, liabilities and expenses incurred by DoorDash resulting from or relating to DoorDash’s security filings, disclosures, and press releases.

L.Limitation of Liability

1.        EXCEPT FOR INDIRECT DAMAGES AS A RESULT OF EITHER PARTY’S INDEMNIFICATION OBLIGATIONS HEREIN, (A) IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY LOST PROFITS OR CONSEQUENTIAL, INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL, OR INCIDENTAL DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, EVEN IF ONE OR BOTH PARTIES KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES; AND (B) EXCEPT FOR DAMAGES ARISING FROM OR RELATING TO EITHER PARTY’S FRAUD, WIILFUL MISCONDUCT, OR VIOLATION OF LAW, OR EITHER PARTY’S INDEMNIFICATION OBLIGATION HEREIN, EACH PARTY’S TOTAL CUMULATIVE LIABILITY ARISING FROM OR RELATING TO THIS AGREEMENT WILL NOT EXCEED [***]. THE PARTIES ACKNOWLEDGE THAT THE TERMS OF THIS SECTION L REFLECT THE ALLOCATION OF RISK SET FORTH IN THIS AGREEMENT AND THAT THE PARTIES WOULD NOT HAVE ENTERED INTO THIS AGREEMENT WITHOUT THESE LIMITATIONS OF LIABILITY.

M.Term and Termination

1.Term. The term of this Restated Agreement shall begin on the Effective Date and shall remain in force for three (3) years (the “Initial Term’’). Subject to the mutual written consent of each Party, which can be withheld by either Party for any reason, the Restated Agreement shall renew for a one (1) year period (the “Renewal Term” and, together with the Initial Term, the “Term”). This Restated Agreement may terminate earlier as provided in Section M(2) or as the parties may otherwise agree in writing.

2.Termination for Cause; Reasonable Opportunity to Cure Breach. If a party breaches any material provision of this Restated Agreement, the non-breaching party may terminate this Restated Agreement by giving [***] notice to the other party, except that such a termination shall not take effect if the breaching party cures the breach before the end of such [***] period. Breaches that constitute material breaches shall include, but not be limited to, those breaches specified as being material in Sections [***]. Any breach of [***] shall be deemed a material breach.

N.Insurance

1.Insurance Coverage. Each party, at its sole cost and expense, shall maintain at all times during the Term, the following types of insurance. i) Commercial General Liability on an “occurrence basis”, with a limit of not less than $[***] combined single limit per occurrence for bodily injury and property damage liability; ii)

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Workers’ Compensation as provided for under any workers’ compensation or similar law in the jurisdiction where work is performed; (iii) Employer’s Liability with a limit of not less than $[***] by accident or disease; (iv) Automotive liability with a limit of not less than at $[***]; (v) Umbrella/Excess Liability with a minimum limit of $[***] in excess of the insurance under policies indicated in this section; (vi) Technology Errors and Omissions/Cyber Liability including Network Security/Privacy covering liability for loss or damage due to an act, error, omission, or negligence and for claims arising from unauthorized access to or use of the licensed Software in an amount of at least $[***]. Such insurance shall cover network security and privacy risks, including, but not limited to, unauthorized access, failure of security, breach of privacy perils, wrongful disclosure, or other negligence in the handling of Personal Information, privacy perils, and including coverage for related regulatory defense and penalties. Furthermore, the insurance shall cover data breach expenses including but not limited to consumer notification, whether or not required by law, computer forensic investigations, public relations and crisis management firm fees, credit file or identity monitoring or remediation services. The coverage shall be written on a claims made and reported basis. The policies under (i), (iv), and v) shall cover Dasher operations. DoorDash shall require that any and all Dashers delegated or used by DoorDash in connection with this Restated Agreement maintain required third-party injury insurance for their vehicles. [***].

2.Insurance Requirements. All insurance coverages required under this Restated Agreement (except Workers’ Compensation and Employers’ liability) (a) shall add the other party as an additional insured, and (b) shall include an endorsement providing that the insurance afforded under the Provider’s policy is primary insurance and without contribution from any other insurance maintained by the other part. Such insurance will not replace or reduce each party’s obligations of indemnification under this Restated Agreement. Further, approval or acceptance of insurance does not represent that such insurance is sufficient or adequate to protect each other’s interests or liabilities, and such insurance coverage will be considered the minimum acceptable coverage.

O.Feedback. If DoorDash provides or communicates any suggestions for improvements or enhancements to the API (collectively, “DoorDash Feedback”), Olo will own all right, title, and interest in and to the Feedback, and Olo will be entitled to use the DoorDash Feedback without restriction or any obligation of compensation to DoorDash. DoorDash hereby irrevocably assigns all right, title and interest in and to the DoorDash Feedback to Olo. If Olo provides or communicates any suggestions for improvements or enhancements to the DoorDash Platform (collectively, “Olo Feedback”), DoorDash will own all right, title, and interest in and to the Olo Feedback, and DoorDash will be entitled to use the Olo Feedback without restriction or any obligation of compensation to Olo. Olo hereby irrevocably assigns all right, title and interest in and to the Olo Feedback to DoorDash.

P.Miscellaneous

1.Notices. All notices and other communications sent under this Restated Agreement will be in writing and considered delivered when (i) hand delivered; (ii) delivered by prepaid overnight courier with written confirmation of receipt; or (iii) when sent when transmitted via email. Communications will be sent to the persons at the addresses set forth on the signature page hereof or such other persons/addresses as the parties subsequently may specify in writing. Notices to DoorDash should be sent with a copy to [***]. Notices to Olo should be sent with a copy to [***].

2.[***].

3.Publicity. Neither party may issue a press release with respect to this Restated Agreement, without the prior written consent of such other party. Notwithstanding the foregoing, each Party shall have the right to issue a press announcement as permitted under the Settlement Agreement (as defined below).

4.Assignment. This Restated Agreement will bind and inure to the benefit of the parties and their respective permitted successors and assigns. Neither party may assign its rights or delegate its duties under this

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Restated Agreement (whether directly or indirectly, by operation of law or otherwise) without the prior written consent of the other, which consent will not be unreasonably withheld or delayed, except that either party may assign this Restated Agreement in the event of a merger, acquisition or sale of substantially all of such party’s assets or business (subject to the terms of Section P(5) below) and this Restated Agreement will bind any such successors and assigns. Any purported assignment of rights or obligations, except as expressly permitted herein, will be null and void.

5.Data and Termination Rights Upon Acquisition. Prior to an event in which either Party is acquired or merges with another company (where the Party is not the surviving entity or the entity in control of the combined entity) (each a “Change of Control,” where the acquired party is the “Acquired Party” and the acquiring entity is the “Acquirer”), the Acquired Party will provide [***] prior written notice to the other party of the closing of any such event. The other Party (non-acquired party) shall be permitted to terminate this Restated Agreement within [***] of receiving such notice. In the event of a termination pursuant to this provision, the Acquired Party shall maintain any Order Data or other data transmitted or shared by the other party in the Acquired Party’s possession as Confidential Information and limit access by Acquirer to the extent it is actually required.

6.Severability. The provisions of this Restated Agreement other than Exhibit A are severable, and the unenforceability of any such provision of this Restated Agreement will not affect the enforceability of the remainder of this Restated Agreement. The parties acknowledge that it is their intention that if any provision of this Restated Agreement other than Exhibit A is determined by a court to be unenforceable as drafted, that provision should be construed in a manner designed to effectuate the parties’ purpose in agreeing to that provision to the greatest extent possible under applicable law.

7.Relationship of Parties. Nothing in this Restated Agreement or any exhibit will be construed as creating a partnership, joint venture, agency or fiduciary relationship between the parties, or as authorizing either party to act as agent for the other or to enter into contracts on behalf of the other.

8.Amendment/Modification. This Restated Agreement may be modified or amended only by a writing signed by Olo and DoorDash expressly so modifying or amending this Agreement.

9.Certain Remedies. The parties acknowledge that the breach of Section H will give rise to irreparable injury to the non-breaching party inadequately compensable in damages. Accordingly, the parties agree that injunctive relief will be an appropriate remedy to prevent violation of the parties’ respective rights and/or obligations under that section. However, nothing in this Section P(9) shall limit a party’s right to any other remedies in equity or at law, including the recovery of damages.

10.Force Majeure. Neither party will be deemed to be in default of or to have breached any provision of this Restated Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, wars, strikes or other labor disputes, fires, transportation contingencies, interruptions in telecommunications or Internet services or network provider services, failure of equipment and/or software, other catastrophes (“Event”), and other causes beyond its reasonable control, provided that the non-performing party informs the other party in writing immediately upon the occurrence of an Event, takes reasonable steps to mitigate the effects of nonperformance, and recommences performance immediately after the Event has ended.

11.Counterparts. This Restated Agreement may be executed in two counterparts, which together shall constitute but one and the same instrument. Executed counterparts transmitted via facsimile or email attachment shall constitute originals for all intents and purposes. Electronic signatures shall be effective as original ink signatures.

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12.Waiver. No failure by a Party to enforce any provision, right or obligation of this Restated Agreement shall act as or be argued to be a waiver or forfeiture, express or implied, of any subsequent right to enforce that or any other provision, right or obligation of this Restated Agreement.

13.Dispute Resolution. [***].

14.Survival. [***] and any other provision of this Restated Agreement or Rails Network Addendum which by their nature should, or by their express terms do, survive or extend beyond the termination or expiration of this Agreement shall so survive or extend.

15.Entire Restated Agreement. This Restated Agreement, including Exhibits A and B and the Rails Network Addendum, and the Settlement Agreement executed simultaneously with this Restated Agreement (the “Settlement Agreement”) constitute the entire agreement between the parties and cancel, revoke, and supersede any prior oral or written agreements between the parties concerning the subject matter hereof. All of the parties’ prior agreements, representations, warranties, statements and promises, including without limitation the prior agreements identified in the initial paragraph of this Restated Agreement are fully superseded by the Settlement Agreement and this Restated Agreement. Each party further acknowledges and agrees that the other Party makes no representation or warranty, express or implied, including relating to [***], unless expressly set forth in this Restated Agreement and each party expressly disclaims reliance on the other to provide any information not expressly set forth in this agreement, including specifically any such representation or warranty, statements or promises, express or implied, or information relating to [***]. The terms and provisions of this Settlement Agreement and the Restated Agreement shall not be altered, amended, modified, contradicted or otherwise changed in any respect by any previous written or oral agreements, statements, representations, warranties or parol evidence.

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IN WITNESS WHEREOF, the parties have caused this Restated Agreement to be executed by their respective duly authorized officers.

DoorDash, Inc. (“DoorDash”) State of Incorporation: Delaware Type of Entity: Corporation	Olo Inc. (“Olo”) State of Incorporation: Delaware Type of Entity: Corporation
Signature: /s/ Keith Yandell	Signature: /s/ Noah Glass
Name: Keith Yandell	Name: Noah Glass
Title: Chief Legal Officer	Title: Chief Executive Officer
Date: April 22, 2021	Date: April 22, 2021
Address: DoorDash, Inc. 303 2nd Street, South Tower, San Francisco CA 94107	Address: Olo Inc. 285 Fulton Street One World Trade Center, 82nd Floor New York, New York 10007
Legal notices: [***]	[***]

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EXHIBIT A

DISPATCH AND RAILS FEES & PAYMENT TERMS

1.Fees to Olo. [***].

2.Payment Terms. [***].

3.Letter of Credit. Olo shall provide to DoorDash a letter of credit to guarantee these payments (a “Letter of Credit”) no later than May 7, 2021. Olo’s Letter of Credit will be issued in the amount of twenty-five million dollars ($25,000,000). Beginning [***] after each Olo Payment Due Date, if Olo has not paid at least an amount equal to the Minimum Payment Amount (defined below) then DoorDash may draw down on Olo’s Letter of Credit in an amount up to the Minimum Payment Amount. The “Minimum Payment Amount” [***]. In order to draw down on Olo’s Letter of Credit, DoorDash must, with respect to any particular invoice, [***].1 For the avoidance of doubt, [***]. In the event that a Letter of Credit has been drawn down by DoorDash pursuant to the terms herein, Olo must increase the amount of such Letter of Credit so that the available, undrawn amount is once more in the amount of twenty-five million dollars ($25,000,000) up to a maximum of three times during the Term. The Parties shall equally share the cost of all expenses, including interest and other bank fees, associated with obtaining and maintaining the Letter of Credit.

4.[***].
5.[***] Payment Terms. Notwithstanding anything to the contrary in this Exhibit A, for each delivery consummated by [***].
1 For the avoidance of doubt, [***].

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EXHIBIT B

Mutual Product Commitments

DoorDash and Olo shall work together in good faith on mutual product and feature updates set forth in this Exhibit B to unlock value for both parties.

Products and feature updates shall include: [***].

Both parties shall provide [***].

Phase	Theme	Targeted Availability	Details
[***]	[***]	[***]	[***].
[***]	[***]	[***]	[***].
[***]	[***]	[***]	[***].
[***]	[***]	[***]	[***].
[***]	[***]	[***]	[***].
[***]	[***]	[***]	[***].
[***]	[***]	[***]	[***].
[***]	[***]	[***]	[***].

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EXHIBIT C

DELIVERY GUIDELINES AND REFUND MATRIX

DoorDash agrees that Olo may share DoorDash’s Refund Matrix (without any modifications) with Merchants.

[***]				[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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RAILS NETWORK ADDENDUM

This Rails Network Addendum (“Addendum”) to the Restated Delivery Network Restated Agreement between Mobo Systems, Inc. (“Olo”) and DoorDash, Inc. (“DoorDash”) is entered into and made effective as of April 1, 2021 (“Addendum Effective Date”). Capitalized terms used in this Addendum but not defined in this Addendum will have the respective meanings set forth in the Restated Agreement. All the preceding terms and conditions of the Restated Agreement apply fully to this Addendum except to the extent that such terms and conditions are inconsistent with the terms and conditions of this Addendum.

RECITALS

1.Olo offers the Olo Rails API for marketplace partners to receive menu data and store information and send pre-paid End User orders to restaurants with which Olo has partnership agreements (the “Merchants”);

2.DoorDash offers a proprietary system (the “DoorDash Platform”) which allows DoorDash customers (the “End Users”) to place orders (via online properties and mobile applications) for Products provided by Merchants, which Products are picked up from the Merchants and delivered to the End User by Dashers;

3.DoorDash has separate agreements with Merchants who agree to accept orders from End Users placed through the DoorDash Platform; and,

4.DoorDash desires to utilize the Olo Rails API to receive Merchant menu data and submit orders placed by End Users through the DoorDash Platform to Merchants, and Olo desires to provide DoorDash with access to the Olo Rails API.

NOW, THEREFORE, the Parties agree as follows:

A.Definitions

Olo Rails API means programmatic web APl’s and associated tools developed by Olo and made available to DoorDash under this Addendum, which will facilitate DoorDash’s receipt of menu data and store information from Merchants.

Merchants(s) means the restaurants that shall receive orders that End Users place through the DoorDash Platform via the Olo Rails API. For sake of clarity, Merchants shall have separate agreements with each of DoorDash and Olo.

End User(s) means the consumers who access Partners’ menus for the purpose of placing digital orders for delivery on the DoorDash Platform via DoorDash’s interface to the Olo Rails API.

Personal Information (or “PII”) shall mean any personally identifiable information related to an End User that is processed by either Party.

Product means the food and/or beverage ordered by the End User for delivery from Merchants.
Rails shall mean the services or technology that Olo provides through the Olo Rails API.

Territory means [***].

B.Fees and Payment. The fees and payment terms in Exhibit A will apply to this Addendum.

C.Parties’ Obligations

1.Olo Obligations.

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•Olo agrees to make available the Olo Rails API to DoorDash in order to (i) facilitate submission of orders received from End Users on the DoorDash Platform directly into the Merchant’s point of sale systems for processing and (ii) transmit a Merchant’s menu and store information to DoorDash. [***].
•Olo further agrees to abide by the service level agreements set forth in Section G.

2.DoorDash Obligations.
•DoorDash shall be fully responsible for payment of Merchant Fees.
•[***].

D.Other Agreements

1.Olo - Merchant Agreements. The agreements between Olo and the Merchants that dictate and define the ability of Olo to process digital orders via the Olo Rails API will define Olo’s ability to support orders for that Merchant under this Restated Agreement. Should such agreements between Olo and the Merchants expire or otherwise terminate, Olo will not continue processing any digital orders with this Merchant for DoorDash and will not be obligated to under the terms of this Restated Agreement. If Olo shall no longer support orders for a Merchant, Olo shall provide written notice to DoorDash as soon as possible and shall use best efforts to provide such notice at least [***] prior to discontinuing service.

E.Olo Rails API License and Proprietary Rights

1.License and Permitted Use. Olo grants DoorDash a limited, non-exclusive, non-assignable (except as provided herein), non-transferable license to: (i) use and access the Olo Rails API solely as necessary to develop, maintain and support the DoorDash Application in accordance with the Olo API documentation (“API Docs”); and (ii) access and display information and content (“Content”) available via the Olo Rails API in the DoorDash Application to End Users of the DoorDash Application. DoorDash may only use the Olo Rails API as provided for herein; DoorDash may not use the Olo Rails API or any content created therein with any third-party application.

2.Restrictions; Responsibility for Account Credentials/Logins.

2.1.Restrictions. DoorDash will not do any of the following (each, a “Restriction”), and will not assist, permit, authorize, or enable others to do any of the following without our express written consent: (i) reverse engineer or decompile the Olo Rails API or any component, or attempt to create a substitute or similar service through use of or access to the Olo Rails API, unless this is expressly permitted or required by applicable law; (ii) copy, rent, lease, sell, transfer, assign, sublicense, or alter any part of the Olo Rails API; (iii) use Olo’s name to endorse or promote any product, including a product derived from the Olo Rails API; (iv) use the Olo Rails API for any illegal, unauthorized, or otherwise improper purposes, or in any manner which would violate this Restated Agreement; (v) remove any legal, copyright, trademark, or other proprietary rights notices contained in or on the Olo Rails API or any Content obtained therefrom; (vi) use the Olo Rails API in a manner that is inconsistent with any part of the API Docs; (vii) imply inaccurate creation, affiliation, sponsorship, or endorsement of DoorDash or the DoorDash Application; or (viii) use any robot, spider, site search/retrieval application, or other device to collect information about users for any unauthorized purpose. DoorDash may cache Content in accordance with cache control headers Olo sends back with the content. DoorDash must provide reasonable security for any Content you store or transmit.

2.2.Display of Content. DoorDash may not modify, obscure, delete, or otherwise disable the functioning of links to the Olo Rails API or Olo or third-party applications or websites, or change the resource associated with any link provided within any Content. If DoorDash displays the Content in a manner that violates this Restated Agreement or in a way that Olo or, where applicable, a third-party provider of such Content to Olo, finds unacceptable for any reason, or if such display disparages, damages, tarnishes, or impairs the value, integrity, or goodwill of the Content or its subjects or brands therein, Olo may require that DoorDash immediately change or cease the display of such Content. All Content

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transmitted by Olo in accordance with the Rails services remains the property of the proper owners or licensors thereof. DoorDash acknowledges and agree that Olo has no obligation to, and does not, monitor the Content created by DoorDash.

3.Responsibility for Account Credentials/Logins. DoorDash is responsible for all use of the Olo Rails API and Content by DoorDash’s employees, individual independent contractors, and other personnel, and for any other use that occurs under user accounts or API Keys that Olo provisions for DoorDash. DoorDash will notify Olo of any unauthorized access to the Olo Rails API or Content of which it becomes aware.

F.Data Protection

1.Merchant Menu Data. Pursuant to this Restated Agreement, Olo may collect and share Merchant menu data with DoorDash. Olo represents and warrants that it has obtained any necessary rights, licenses or approvals to collect and share Merchant menu data with DoorDash.

Order Data. The parties acknowledge and agree that (a) DoorDash collects and logs Personal Information and other order-level transaction data (including customer ID, item count, subtotal, and other fees and taxes) as part of the DoorDash Platform (“Order Data”) and (b) DoorDash owns all right, title, and interest to the Order Data. DoorDash hereby grants to Olo a non- exclusive, royalty-free, fully paid-up, non-transferable license to access, process and transfer Order Data to Merchants via the Olo Rails API; provided, that Olo will use Order Data only for the purposes set forth in this Addendum and for internal business purposes, will not process Order Data for marketing purposes or sell Order Data, and will use best efforts to de-identify Order Data on an expedient basis. Olo will transmit Order Data via the Olo Rails API using advanced encryption. Olo agrees not to share or otherwise disclose Order Data with any third party.

G.Service Level Agreement

a.Service Level. During the Term, the Olo Rails API will be operational and available to DoorDash at least [***]% of the time in any calendar month (the “SLA”).

b.[***].
c.Definitions. The following definitions shall apply to the SLA:

i.“Downtime” means the period of time during which the Olo Rails API fails to be operational and available to End Users (for reasons other than those set forth in Paragraph G(f) until the Olo Rails API again become operational and available to End Users.

ii.“Permitted Downtime” means the period of time during which the Olo Rails API fails to be operational and available to End Users due to [***], of which Olo will give DoorDash [***].

iii.“Monthly Uptime Percentage” means [***].

iv.“Service Credit” means the following:

[***]    [***]
[***]    [***]
[***]    [***]
[***]    [***]
[***]    [***]

d.Olo shall notify DoorDash within [***] if DoorDash is eligible to receive a Service Credit for the preceding month. To the extent that [***].

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e.The aggregate maximum Service Credit to be issued by Olo to DoorDash for all Downtime (not including Permitted Downtime) that occurs [***].

f.The SLA does not apply to any Downtime to the extent it was caused by: [***].

g.If Olo does not meet at least a Monthly Uptime Percentage of [***]%, as defined in Section G(c)(iii), in any [***] during the Term, DoorDash has the right to terminate the Agreement with [***] written notice to Olo.

3.Account Management & Support

i.Point of Contact. Each Party shall designate a representative to serve as its point of contact with respect to the collaboration contemplated hereunder. [***].

ii.Olo will make developer support (e.g., Olo Platform questions) available to DoorDash [***]. Contact information for the Olo Help Center is as follows: [***]